FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT



	THIS FOURTH AMENDMENT (this "Amendment") to the Fourth Amended and Restated Loan Agreement is entered into as of the 4 day of February, 1999, by and between The Huntington National Bank (the
"Bank") as lender, and Intrenet, Inc. (the "Borrower"), and its wholly owned subsidiaries Advanced Distribution System, Inc.,
Eck Miller Transportation Corporation, INET Logistics, Inc.,
Mid-Western Transport, Inc., Roadrunner Enterprises, Inc.,
Roadrunner Trucking, Inc., Roadrunner Distribution Services,
Inc. and Roadrunner International Services, Inc. (collectively the "Subsidiaries") as borrowers. The Borrower and the Subsidiaries are herein collectively referred to as the "Companies" and separately as a "Company").



RECITALS:



	A.	On or about January 15, 1996, the Companies (with the
exception of INET Logistics, Inc.) and the Bank executed a certain Fourth Amended and Restated Loan Agreement that was amended by a certain First Amendment to Fourth Amended and Restated Loan Agreement dated as of March 31, 1996, by a certain Second Amendment to Fourth Amended and Restated Loan Agreement (pursuant to which INET Logistics became obligated under the terms of the 1996 Loan Agreement) dated as of March 7, 1997, and by a certain Third Amendment to Fourth Amended and Restated Loan Agreement dated as of March 31, 1998 (collectively, the "1996
Loan Agreement"), setting forth the terms of certain extensions of credit to the Companies; and



	B.	In connection with the 1996 Loan Agreement and predecessor
documents thereto, the Companies executed and delivered to the Bank certain other loan documents, promissory notes, amendments to open-end mortgages, assignment of rents and security agreements, consents, assignments, security agreements, agreements, instruments and financing statements in connection with the indebtedness referred to in the 1996 Loan Agreement
(all of the foregoing, together with the 1996 Loan Agreement, are hereinafter collectively referred to as the "1996 Loan
Documents") (the 1996 Loan Documents together with the 1988 Loan
Documents, the 1989 Loan Documents, the 1991 Loan Documents and the 1993 Loan Documents (as those terms are defined in the 1996
Loan Agreement) are hereinafter collectively referred to as the "Loan Documents"); and



	C.	 The Companies have requested that the Bank amend and modify terms in the 1996 Loan Agreement to extend additional credit in the nature of a capital expenditure facility, to amend one of the financial covenants and to extend the terms of warrants and registration rights held by the Bank, and the Bank is willing to do so upon the terms and conditions contained herein.



	NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:

	1.	Definitions.  All capitalized terms not otherwise defined
herein shall have the meanings ascribed to them in the 1996 Loan
Agreement.



	2.	Section 1, "Amount of Loan," of the 1996 Loan Agreement is
hereby amended to recite in its entirety as follows:



		SECTION 1.  AMOUNT OF LOAN.



				The Bank agrees to extend credit to the Companies up to the
aggregate sum of $38,000,000.00 in original principal amount
(herein collectively referred to as the "Loan"), subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties contained herein.  The Loan shall be comprised of the credit facilities described in paragraphs
1.1, 1.2, 1.2.1 and 1.3 below.



	3.	A new Section 1.2.1 entitled "The Capex Loan," shall be
added to the 1996 Loan Agreement and shall recite in its entirety as follows:



		1.2.1	The Capex Loan.



				The Bank, subject to the terms and conditions hereof, will
extend credit and advance funds to the Companies in the form of time notes up to the aggregate original principal sum
outstanding at any time of $5,000,000.00 (the "Capex Loan") to enable any of the Companies to purchase certain designated
trucks, tractors and trailers (the "Eligible Trucks and
Trailers") in connection with the acquisition by any Company, which has been approved prior thereto in writing by the Bank.
The term "Eligible Trucks and Trailers" means that portion of any Company's equipment of trucks, tractors and trailers that the Bank determines from time to time based upon credit
policies, market conditions, the Company's business and other matters is eligible.  For such purpose, no trucks, tractors or trailers shall be Eligible Trucks or Trailers  unless, at a
minimum, (a) such item of equipment is owned solely by the
Company, (b) the Bank has a first and exclusive perfected
security interest with respect to such item of equipment, and
(c) the Bank is lender loss payee with respect to such
equipment.  Each draw under the Capex Loan shall be evidenced by a promissory note or notes, which shall be in the form of
Exhibit B-1 attached to a certain Fourth Amendment to Fourth
Amended and Restated Loan Agreement, or by one or more notes subsequently executed in substitution therefor, interest due on the principal sum thereof shall be due and payable monthly and the principal sum thereof shall be due and payable not later than six (6) months from the date of any such advance, provided, however, no note shall have a maturity date which is later than the Capex Loan Maturity Date



	4.	New Sections 1.2.2 and 1.2.3 entitled "Conditions to Draws
on the Capex Loan," and "Terms of Capex Loan," shall be added to the 1996 Loan Agreement and shall recite in its entirety as follows:



		1.2.2	Conditions to Draws on the Capex Loan.



				Prior to any advances on the Capex Loan, any Company
requesting an advance under the Capex Loan shall have submitted to the Bank an invoice, bill of sale or other evidence
acceptable to the Bank of the purchase price of the item or
items being purchased with the proceeds of the Capex Loan,
evidence of delivery of such item or items, and such other
documents or communications as may be acceptable to the Bank in its sole and absolute discretion.  Each such draw under the
Capex Loan shall be in the minimum amount of $500,000.00, or in whole multiples of $100,000.00 in excess thereof.  In addition, the amount of any draw under the Capex Loan shall not exceed the lesser of (i) 80% of the "hard costs" of the item or items being purchased, and (ii) 80% of the fair market value of the Eligible
Trucks and Trailers being purchased as determined by the Bank
(A) with reference to commercially available means or (B) by an appraiser satisfactory to the Bank.  "Hard costs" shall mean the invoice cost, excluding sales tax or other taxes, shipping,
packaging, freight, and other similar costs.



		1.2.3	Terms of Capex Loan.



				All principal, interest, and other fees outstanding on the
Capex Loan shall be due and payable no later than the Capex Loan
Maturity Date.  "Capex Loan Maturity Date" shall mean with
respect to any advances under the Capex Loan, December 31, 1999.
 The Borrower may elect in the same manner as Section 2.4 hereof to have interest accrue on the Capex Loan at (a) Daily LIBOR plus the Daily LIBOR Margin or (b) the Prime Commercial Rate.



	5.	Section 2.2, "Interest Rate After Default," of the 1996 Loan
Agreement is hereby amended to recite in its entirety as follows:



		2.2	Interest Rate After Default.



				If the Companies fail to make any payment of interest or
principal or other payment due on any note or letter of credit reimbursement agreement executed in connection with this
Agreement on or before five (5) business days after the date such payment is due, or if the Companies shall fail to make any payment required by Section 6.1 or 6.2 of this Agreement on or before thirty (30) business days after the date such payment is due, or if any other Event of Default occurs hereunder and is not cured or waived with 120 days after the date of such Event of Default, or if the Bank shall declare the entire principal and all interest accrued on all notes and any other obligations outstanding pursuant to this Agreement to be due and payable, then interest shall thereafter accrue on each outstanding
principal balance of the Loan and on any unreimbursed draws
under the Letters of Credit at a rate equal to three and
one-half  percentage points (3-1/2%) in excess of the Prime
Commercial Rate of the Bank.



	6.	Section 2.3, "Daily LIBOR," of the 1996 Loan Agreement is
hereby amended and shall recite in its entirety as follows:



		2.3.	Daily LIBOR.



				The Companies may from time to time prior to the Revolving
Loan Maturity Date or the Capex Loan Maturity Date, as the case may be, elect to have interest accrue on all or part of the
outstanding principal balance of the Revolving Loan or the Capex
Loan at a rate of interest equal to the Daily LIBOR, plus the applicable Daily LIBOR Margin.



				"Daily LIBOR" shall mean the Eurodollar Rate for Interest
Periods of 30 days, provided, however, subject to any maximum or minimum interest rate limitation specified herein or by
applicable law, Daily LIBOR shall change automatically without notice to the Borrower immediately on each Eurodollar business day with each change in Daily LIBOR or the Eurodollar Reserve
Percentage, as applicable, with any change thereto effective as of the opening of business on such Eurodollar business day.



				"Daily LIBOR Advance" shall mean any amount borrowed as part of the Revolving Loan or the Capex Loan, as the case may be, that bears interest at a rate calculated with reference to the
Daily LIBOR.



				"Daily LIBOR Margin" shall mean 250 basis points  (2.50%),
subject to the provisions of Section 2.11 set forth below.



				Subject to any maximum or minimum interest rate limitation
specified herein or by applicable law, the Daily LIBOR shall change automatically without notice to the Companies immediately on each Eurodollar business day with each change in the Daily
LIBOR or the Eurodollar Reserve Percentage, as applicable, with any change thereto effective as of the opening of business on such Eurodollar business day.



	7.	Section 2.5, entitled "Interest Calculation and Interest
Payment Dates," is hereby amended and shall recite in its entirety as follows:



		2.5.  	Interest Calculation and Interest Payment Dates.



		"Interest Period" shall mean:



		(a)	With respect to any Eurodollar Advance, an initial period
commencing, as the case may be, on the day such an Advance shall be made by the Bank, or on the day of conversion of any then outstanding advance to an advance of such type, and ending on the date one (1), three (3) or four (4) months thereafter, all as the Companies may elect pursuant to this Agreement; provided, that (a) any Interest Period with respect to a Eurodollar
Advance that shall commence on the last Eurodollar business day of the calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Eurodollar business day of the appropriate subsequent calendar month; and (b) each Interest
Period with respect to a Eurodollar Advance that would otherwise end on a day which is not a Eurodollar business day shall end on the next succeeding Eurodollar business day or, if such next succeeding Eurodollar business day falls in the next succeeding calendar month, on the next preceding Eurodollar business day.



				(b)	With respect to a Prime Rate Advance or Daily LIBOR
Advance, an initial period commencing, as the case may be, on the day such an advance shall be made by the Bank, or on the day of conversion of any then outstanding advance to an advance of such type, and ending on the last day of each month and on the day of conversion to an advance of a different type.



				Notwithstanding the provisions of (a) and (b) above, no
Interest Period shall be permitted which would end after the
Revolving Loan Maturity Date (with respect to an advance under the Revolving Loan), the Term Loan Maturity Date (with respect to an advance under the Term Loan) or the Capex Loan Maturity
Date (with respect to an advance under the Capex Loan).
Interest shall be calculated on a 360 day year basis and shall be based on the actual number of days which elapse during the interest calculation period.



				Subject to the prior payment thereof pursuant to the terms
hereof, all interest accruing on the Revolving Loan, the Term
Loan and the Capex Loan shall be due and payable on each
Revolving Loan Interest Payment Date, Term Loan Interest Payment
Date or Capex Loan Interest Payment Date, as the case may be.



				"Revolving Loan Interest Payment Dates" shall mean the last
day of each Interest Period.



			"Term Loan Interest Payment Dates" shall mean:



				(a) the last day of each Interest Period in the case of a
LIBOR Advance; and



				(b) in the case of a Prime Rate Advance, the first day of
each calendar quarter and on the date of conversion from a Prime
Rate Advance to a LIBOR Advance.



				"Capex Loan Interest Payment Dates" shall mean the last day
of each Interest Period.



	8.	Section 4, "Prepayment," of the 1996 Loan Agreement is
hereby amended to recite in its entirety as follows:



		SECTION 4.  PREPAYMENT.



				Subject to the terms and conditions of this Agreement, the
Companies shall have the right to prepay at any time and from time to time before maturity any amount or amounts due to the
Bank pursuant to this Agreement or to any notes or agreements executed pursuant hereto or to seek cancellation of the Letters of Credit; provided, that if the Companies prepay the Revolving
Loan, the Term Loan and the Capex Loan in full prior to the
Revolving Loan Termination Date, the Companies shall jointly and severally pay to the Bank a prepayment fee equal to $200,000.00;
provided, however, that no such prepayment fee shall be due if the Revolving Loan, the Term Loan and the Capex Loan are prepaid in full solely as a result of the refinancing or restructuring of such obligations by the Bank.  If the Bank, in its sole and absolute discretion, determines not to renew or extend the
maturity of the Revolving Loan, then the Term Loan and the Capex
Loan shall be due and payable at the maturity of the Revolving
Loan.



	9.	Subsection 14.1 (a) (1) of Section 14.1, "Notices," of the
1996 Loan Agreement is hereby amended to recite as follows:



		(1)	if to the Bank, at the following address, or at such other
address as may have been furnished in writing to the Companies by the Bank:



				The Huntington National Bank

				105 West Fourth Street

				Suite 400

				Cincinnati, Ohio 45202

				Attn: Leonard J. Amoroso, Vice President



	The remainder of Section 14.1 of the 1996 Loan Agreement shall remain as originally written.



	10.	Conditions of Effectiveness.  This Amendment shall become
effective as of February 4, 1999, upon satisfaction of all of the following conditions precedent:



	(a)	The Bank shall have received two duly executed copies of
this Amendment and such other certificates, instruments, documents, agreements, and opinions of counsel as may be required by the Bank, each of which shall be in form and substance satisfactory to the Bank and its counsel;



	(b)	The representations contained in paragraph 11 below shall
be true and accurate.



	11.	Representations. Each of the Companies represents and
warrants that after giving effect to this Amendment (a) each and every one of the representations and warranties made by or on behalf of each of the Companies in the 1996 Loan Agreement or the Loan Documents is true and correct in all respects on and as of the date hereof, except to the extent that any of such representations and warranties related, by the expressed terms thereof, solely to a date prior hereto; (b) each of the Companies has duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in the 1996 Loan Agreement and the Loan Documents; and
(c) no event has occurred or is continuing, and no condition exists which would constitute an Event of Default.



	12.	Amendment to 1996 Loan Agreement.  (a) Upon the
effectiveness of this Amendment, each reference in the 1996 Loan Agreement to "Fourth Amended and Restated Loan Agreement," "Loan and Security Agreement," "Loan Agreement," "Agreement," the prefix "herein," "hereof," or words of similar import, and each reference in the Loan Documents to the 1996 Loan Agreement, shall mean and be a reference to the 1996 Loan Agreement as amended hereby. (b) Except as modified herein, all of the representations, warranties, terms, covenants and conditions of the 1996 Loan Agreement, the Loan Documents and all other agreements executed in connection therewith shall remain as written originally and in full force and effect in accordance with their respective terms, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Bank may have thereunder. The amendment set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the Bank's rights under or of any other term or provisions of the 1996 Loan Agreement, any Loan Document, or other agreement executed in connection therewith, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of the Companies which would require the consent of the Bank, including, without limitation, waivers of Events of Default which may exist after giving effect hereto. Each of the Companies ratifies and confirms each term, provision, condition and covenant set forth in the 1996 Loan Agreement and the Loan Documents and acknowledges that the agreement set forth therein continue to be legal, valid and binding agreements, and enforceable in accordance with their respective terms.



	13.	Authority.  Each of the Companies hereby represents and
warrants to the Bank that as to such Company (a) such Company has legal power and authority to execute and deliver the within Amendment; (b) the officer executing the within Amendment on behalf of such Company has been duly authorized to execute and deliver the same and bind such Company with respect to the provisions provided for herein; (c) the execution and delivery hereof by such Company and the performance and observance by such Company of the provisions hereof do not violate or conflict with the articles of incorporation, regulations or by-laws of such Company or any law applicable to such Company or result in the breach of any provision of or constitute a default under any agreement, instrument or document binding upon or enforceable against such Company; and (d) this Amendment constitutes a valid and legally binding obligation upon such Company in every respect.



	14.	Counterparts.  This Amendment may be executed in two or
more counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one and the same document. Separate counterparts may be executed with the same effect as if all parties had executed the same counterparts.



	15.	Governing Law.  This Amendment shall be governed by and
construed in accordance with the law of the State of Ohio.



		IN WITNESS WHEREOF, each of the Companies and the Bank have hereunto set their hands as of the date first set forth above.



						THE BORROWER:

						INTRENET, INC.

						By:    /s/ Roger T. Burbage
						Its:    Executive Vice-President



						THE SUBSIDIARIES:

						ADVANCED DISTRIBUTION SYSTEM, INC.

						By:     /s/ Roger T. Burbage
						Its:      Vice-President


						ECK MILLER TRANSPORTATION CORPORATION

						By:      /s/ Roger T. Burbage
						Its:      Vice-President


						INET LOGISTICS, INC.

						By:       /s/ Roger T. Burbage
						Its:       Vice-President


						MID-WESTERN TRANSPORT, INC.

						By:       /s/ Roger T. Burbage
						Its:       Vice-President


						ROADRUNNER ENTERPRISES, INC.

						By:       /s/ Roger T. Burbage
						Its:       Vice-President


						ROADRUNNER TRUCKING, INC.

						By:       /s/ Roger T. Burbage
						Its:       Vice-President


						ROADRUNNER DISTRIBUTION SERVICES, INC.

						By:       /s/ Roger T. Burbage
						Its:       Vice-President


						ROADRUNNER INTERNATIONAL SERVICES, INC.

						By:       /s/ Roger T. Burbage
						Its:       Vice-President



						THE BANK:

						THE HUNTINGTON NATIONAL BANK

						By:       /s/ Leonard J. Amoroso
						Its:        Vice-President

THE HUNTINGTON NATIONAL BANK

CAPEX  NOTE





$___________________  		 _________________, Ohio
___________, 199___





	FOR VALUE RECEIVED, the undersigned, jointly and severally, promise to pay to the order of THE HUNTINGTON NATIONAL BANK (hereinafter called the "Bank," which term shall include any holder hereof), at such place as the Bank may designate or, in the absence of such designation, at any of the Bank's offices, the sum of _____________________ Dollars ($_________)
(hereinafter called the "Principal Sum"), together with interest as set forth in the Loan Agreement (as defined below). The undersigned promise to pay the Principal Sum and the interest thereon at the time and in the manner hereinafter provided in this note (this "Note").



	This Note is executed and the advances contemplated hereunder are to be made pursuant to a certain Fourth Amended and Restated
Loan Agreement by and between the undersigned and the Bank dated January 15, 1996, as amended, restated, modified or otherwise supplemented from time to time, including without limitation a certain First Amendment to Fourth Amended and Restated Loan
Agreement dated as of March 31, 1996,  a certain Second
Amendment to Fourth Amended and Restated Loan Agreement dated as of March 7, 1997, a certain Third Amendment to Fourth Amended and Restated Loan Agreement dated as of March 31, 1998, and a certain Fourth Amendment to Fourth Amended and Restated Loan Agreement dated as of February 4, 1999 (herein collectively the "Loan Agreement"), to which reference is hereby made for a more complete statement of the terms and conditions contained therein. Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings ascribed to such terms in the Loan Agreement.



INTEREST



	Interest will accrue on the unpaid balance of the Principal Sum at the rate set forth in Loan Agreement. In addition, upon the occurrence of an Event of Default, interest will accrue on the unpaid balance of the Principal Sum of the default rate set forth in Section 2.2 of the Loan Agreement.



	All interest shall be calculated on the basis of a 360 day year for the actual number of days the Principal Sum or any part thereof remains unpaid.



MANNER OF PAYMENT



	The Principal Sum shall be payable on __________ and accrued interest shall be due and payable monthly beginning on ________________, 199__, and continuing on the _____ day of each month thereafter, and at maturity, whether by demand, acceleration or otherwise.



LATE CHARGE



	Any installment or other payment not made within 10 days of the date such payment or installment is due shall be subject to a late charge equal to 5% of the amount of the installment or payment.



SECURITY



	This Note is secured by the security interests, assignments, and mortgages granted and/or referenced in the Loan Agreement.



DEFAULT



	Upon the occurrence of any of the following events:



	(a)	the undersigned fail to make any payment of interest or of
the Principal Sum on or before the date such payment is due;



	(b)	an "Event of Default" under the Loan Agreement shall have
occurred;





 then the Bank may, at its option, without notice or demand, accelerate the maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable. In the event the Bank shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agree to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.



GENERAL PROVISIONS



	Each of the parties executing this Note, and any indorser, surety, or guarantor, hereby jointly and severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, waive the defenses of impairment of collateral for the obligation evidenced hereby, impairment of a person against whom the Bank has any right of recourse, and any defenses of any accommodation maker and consent that without discharging any of them, the time of payment and any other provision of this promissory note may be extended or modified an unlimited number of times before or after maturity without notice to the undersigned. Each of the undersigned jointly and severally agrees that it will pay the obligations evidenced hereby, irrespective of any action or lack of action on the Bank's part in connection with the acquisition, perfection, possession, enforcement, disposition, or modification of all the obligations evidenced hereby or any and all security therefor, and no omission or delay on the Bank's part in exercising any right against, or taking any action to collect from or pursue the Bank's remedies against any party hereto will release, discharge, or modify the duties of the undersigned, or any of them, to make payments hereunder. Each of the undersigned agrees that the Bank, without notice to or further consent from the undersigned, may release or modify any collateral, security, document or other guaranties now held or hereafter acquired, or substitute other collateral, security or other guaranties, and no such action will release, discharge or modify the duties of the undersigned, or any of them, hereunder.
 Each of the undersigned agrees that the Bank will not be required to pursue or exhaust any of its rights or remedies against the undersigned, or any of them, or any guarantors of the obligations evidenced hereby with respect to the payment of any said obligations, or to pursue, exhaust or preserve any of the Bank's rights or remedies with respect to any collateral, security or other guaranties given to secure said obligations. Each of the undersigned waives any claim or other right which it might now have or hereafter acquire against any other person or entity that is primarily or contingently liable on the obligations that arise from the existence or performance of each of the obligations of the undersigned under this Note, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of the Bank or any collateral security which the Bank now has or hereafter acquires, whether such claim, remedy or right arises in equity, under contract or statute, at common law, or otherwise.



	The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.



	The captions used herein are for references only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio.



WAIVER OF RIGHT TO TRIAL BY JURY



	EACH OF THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION
(1) ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2)
IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE
DEALINGS OF THE UNDERSIGNED OR THE BANK, OR ANY OF THEM, WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR
AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT
OR TORT OR OTHERWISE; AND EACH OF THE UNDERSIGNED HEREBY AGREES
AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF
ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT
THE UNDERSIGNED, OR ANY OF THEM, OR THE BANK MAY FILE AN
ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH OF THE UNDERSIGNED TO
THE WAIVER OF THE RIGHT OF THE UNDERSIGNED TO TRIAL BY JURY.



WARRANT OF ATTORNEY



	Each of the undersigned authorizes any attorney at law to appear in any Court of Record in the State of Ohio or in any state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against any one or more of the undersigned in favor of the Bank for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution. No such judgment or judgments against less than all of the undersigned shall be a bar to a subsequent judgment or judgments against any one or more of the undersigned against whom judgment has not been obtained hereon, this being a joint and several warrant of attorney to confess judgment.



	Borrower:


	INTRENET, INC.

	By:
	Its:


	ADVANCED DISTRIBUTION SYSTEM, INC.

	By:
	Its:


	ECK MILLER TRANSPORTATION CORPORATION

	By:
	Its:


	INET LOGISTICS, INC.

	By:
	Its:


	MID-WESTERN TRANSPORT, INC.

	By:
	Its:


	ROADRUNNER ENTERPRISES, INC.

	By:
	Its:


	ROADRUNNER TRUCKING, INC.

	By:
	Its:


	ROADRUNNER DISTRIBUTION SERVICES, INC.

	By:
	Its:


	ROADRUNNER INTERNATIONAL SERVICES, INC.

	By:
	Its: